Item 26.   Exhibit (g) iii.

AMENDMENT            to the

AUTOMATIC AND FACULTATIVE YRT AGREEMENT

(the “Agreement”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

(hereinafter the “Reinsurer”)

Original Effective Date: April 1, 2005

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL) Non-New York State

Reinsurer Treaty ID:

TAI Codes:

Effective June 1, 2014, (the “Amendment Effective Date”), the GVUL Underwriting Guidelines (referenced in Amendment #           effective January 1, 2010) will be revised for            as follows:

1.	On page of Amendment # , the grid shown below will be deleted;

Coverage

[table deleted]

and will be replaced with the following:

Coverage

[table deleted]

2.	On page of Amendment # , the last paragraph shown below will be deleted;

  For both            coverage, if the above requirements are met,          .

[page break]

and will be replaced with the following:

  For both            coverage, if the above requirements are met,          .

3.	On page of Amendment # , the section shown below will be deleted;

            .

  When a          .

and will be replaced with the following:

            .

  When a          .

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

[page break]

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	/s/ Peter G Ferris	Date:	7-10-14
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	7-10-14
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	7-10-14
Peter G. Ferris
Vice President & Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Paul Boudreau	Date:	7/7/14

Print name:	Paul Boudreau

Title:	AVP, Individual Life Marketing

MUNICH AMERICAN REASSURANCE COMPANY.

By:	/s/ Melinda A Webb	Date:	7/7/14

Print name:	Melinda A Webb

Title:	Associate General Counsel, Treaty

AMENDMENT            to the

AUTOMATIC AND FACULTATIVE YRT AGREEMENT

(the “Agreement”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

(hereinafter the “Reinsurer”)

Original Effective Date: April 1, 2010

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider (GVUL) New York

State Business Only

Reinsurer Treaty ID:

TAI Codes:

Effective June 1, 2014, (the “Amendment Effective Date”), the GVUL Underwriting Guidelines in Schedule F of the Agreement will be revised for            as follows:

1.	On page of the Agreement, the grid shown below will be deleted;

Coverage

[table deleted]

and will be replaced with the following:

Coverage

[table deleted]

2.	On page of the Agreement, the paragraph shown below will be deleted;

  For both            coverage, if the above requirements are met,          .

[page break]

and will be replaced with the following:

  For both            coverage, if the above requirements are met,          .

3.	On page of the Agreement, the last paragraph shown below will be deleted;

            .

  When a          .

and will be replaced with the following:

            .

  When a          .

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

[page break]

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	/s/ Peter G Ferris	Date:	7-10-14
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	7-10-14
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	7-10-14
Peter G. Ferris
Vice President & Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Paul Boudreau	Date:	7/7/14

Print name:	Paul Boudreau

Title:	AVP, Individual Life Marketing

MUNICH AMERICAN REASSURANCE COMPANY.

By:	/s/ Melinda A Webb	Date:	7/7/14

Print name:	Melinda A Webb

Title:	Associate General Counsel, Treaty